SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549




FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of report (Date of earliest event reported)           June 11, 1998
                                                     -----------------------

                              U.S. INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                 33-47101                    22-3568449
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(State or other jurisdiction     (Commission                (I.R.S. Employer
    of incorporation)              File No.)               Identification No.)



                              101 Wood Avenue South
                            Iselin, New Jersey 08830
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (732) 767-0700
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                                                                  Page 1 of 6



NYFS11...:\95\78595\0019\1748\FRM6178K.420
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            As previously reported on a Current Report on Form 8-K dated June 15, 1998, effective June 11, 1998, pursuant to the Agreement and Plan of Merger, dated as of February 16, 1998, as amended March 31, 1998 (the "Merger Agreement"), among U.S. Industries, Inc., a Delaware corporation ("Old USI"), USI, Inc., a Delaware corporation (the "Company"), Blue Merger Corp., a Delaware corporation ("Blue"), Zoro Merger Corp., a Pennsylvania corporation ("Zoro"), and Zurn Industries, Inc., a Pennsylvania corporation ("Zurn"), Blue was merged with and into Old USI and Zoro was merged with and into Zurn with each of Old USI and Zurn continuing as a surviving corporation (the "Mergers"). Each of Old USI and Zurn became a wholly owned subsidiary of the Company and former stockholders of Old USI and former shareholders of Zurn became stockholders of the Company. In connection with the Mergers, Old USI changed its name to "USI Atlantic Corp." and the Company changed its name to "U.S. Industries, Inc."

            Pursuant to the Merger Agreement, (a) each outstanding share of common stock, par value $.01 per share, of Old USI was converted into one share of common stock, par value $.01 per share, of the Company ("Company Common Stock") and (b) each outstanding share of common stock, par value $.50 per share, of Zurn ("Zurn Common Stock") was converted into 1.6 shares of Company Common Stock. Holders of Zurn Common Stock who would have received fractional shares of Company Common Stock instead received an amount in cash equal to the product obtained by multiplying (i) the fractional share interest to which such holder would otherwise have been entitled (after taking into account all shares of Zurn Common Stock held on June 11, 1998 by such holder) by (ii) $27.00, the closing price for a share of Company Common Stock on the NYSE Composite Transaction Tape on June 12, 1998.

            Pursuant to the Merger Agreement, the Company issued to Zurn's shareholders an aggregate of 20,439,910 shares of Company Common Stock and $46,467.73 in cash, and to Old USI's stockholders an aggregate of 77,726,034 shares of Company Common Stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired

      The consolidated financial statements of Zurn Industries, Inc. and subsidiaries as of March 31, 1997 and 1996 and for each of the three years ended in the period March 31, 1997 are filed as Exhibit 99A.

      The consolidated financial statements of Zurn Industries, Inc. and subsidiaries as of December 31, 1997 and for the three and nine months ended December 31, 1997 and 1996 are filed as Exhibit 99B.


(b)   Unaudited Pro Forma Combined Financial Statements

      The Unaudited Pro Forma Combined Financial Statements are filed as Exhibit 99C.

(c)  Exhibits.

 2. Amended and Restated Agreement and Plan of Merger, dated as of February 16, 1998, as amended on March 31, 1998, among U.S. Industries, Inc., USI, Inc., Blue Merger Corp., Zoro Merger Corp. and Zurn Industries, Inc. (incorporated by reference to Appendix A-1 of the Joint Proxy Statment/Prospectus included in USI, Inc.'s Registration Statement on Form S-4, File No. 333-47101).

23. Consent of Ernst & Young LLP, auditor of Zurn Industries, Inc., dated as of June 24, 1998.

99A. Consolidated financial statements of Zurn Industries, Inc. and subsidiaries as of March 31, 1997 and 1996 and for the years ended March 31, 1997, 1996 and 1995 (incorporated by reference to Zurn Industries, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1997).

99B. Consolidated financial statements of Zurn Industries, Inc. and subsidiaries as of December 31, 1997 and for the three and nine months ended December 31, 1997 and 1996 (incorporated by reference to Zurn Industries, Inc.'s Quarterly Report on Form 10-Q for the quarter ended December 31, 1997).

99C. Unaudited Pro Forma Combined Financial Statements (incorporated by reference to pages 65 to 73 of the Joint Proxy Statment/Prospectus included in USI, Inc.'s Registration Statement on Form S-4, File No. 333-47101).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. INDUSTRIES, INC.

Dated:  June 25, 1998               By: /s/ George H. MacLean
                                       ------------------------------
                                       Name: George H. MacLean
                                       Title: Senior Vice President

                                    EXHIBITS


Exhibit No.                   Exhibit
-----------                   -------

 2. Amended and Restated Agreement and Plan of Merger, dated as of February 16, 1998 (as amended on March 31, 1998), among U.S. Industries, Inc., USI, Inc., Blue Merger Corp., Zoro Merger Corp. and Zurn Industries, Inc.*

23. Consent of Ernst & Young LLP, auditor of Zurn Industries, Inc., dated as of June 24, 1998.

99A. Consolidated financial statements of Zurn Industries, Inc. and subsidiaries as of March 31, 1997 and 1996 and for the years ended March 31, 1997, 1996 and 1995.*

99B.              Consolidated financial statements of Zurn Industries, Inc.
                  and subsidiaries as of December 31, 1997 and for the three and nine months ended December 31, 1996 and 1997.*

99C.              Unaudited Pro Forma Combined Financial Statements.*


* Incorporated by Reference as indicated in Item 7(c).